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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 26, 2003

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

        Delaware                       333-99451                 52-1495132
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


         343 Thornall Street, Edison, NJ                    08837
         ----------------------------------------       ------------
         (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600



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Item 5.  Other Events:


         On or about December 26, 2003, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2003-S1, Series 2003-S2, Series 2003-S3, Series 2003-S4, Series 2003-S5, Series 2003-S6, Series 2003-S7, Series 2003-S8, Series 2003-S9, Series 2003-S10, Series 2003-S11, Series 2003-S12 and Series 2003-S13 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

              Exhibits   Description
              --------   ---------------

                20.1 Monthly Reports with respect to the December 26, 2003 distribution


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 31, 2003

                                        JPMorgan Chase Bank (f/k/a
                                        "The Chase Manhattan
                                        Bank"), As Paying Agent, on
                                        behalf of Chase Mortgage
                                        Finance Corp.


                                        By:  /s/ Andrew M. Cooper
                                        -----------------------------------
                                        Name:   Andrew M. Cooper
                                        Title:  Assistant Vice President



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                     INDEX TO EXHIBITS
                     ----------------------------

Exhibit No.          Description
-----------          -----------------
20.1                 Monthly Reports with respect to the distribution to
                     certificateholders on December 26, 2003.